EXHIBIT 23

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated January 16, 1997 included in Merchants Bancshares, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996, into Merchants Bancshares, Inc.'s previously filed Registration Statement No. 333-18845 on Form S-8, as amended by Post Effective Amendment No. 1 on Form S-8/A.

                                       ARTHUR ANDERSEN LLP


Boston, MA
March 21, 1997